Exhibit 99.1
Jefferies Industrial CEO Summit August 2005

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 19.3 million at 7/01/05 Market Cap: Approximately $275 million at 7/01/05 Component of: S&P Super Comp 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: Approximately $500 million @ 12/31/04 Diluted EPS: $.86 in 2004 Debt to Total 19% at 7/01/05 Capitalization: Overview

Gordon D. Harnett - Chairman and CEO Chairman and CEO since 1991 Richard J. Hipple - President and COO President and COO since 2005 John D. Grampa - Vice President and CFO Vice President and CFO since 1999 Daniel A. Skoch - Senior Vice President, Administration Senior Vice President since July 2000 Management Team

Corporate Overview Leading global provider of high performance engineered materials Our engineered materials enable our customers' high performance products to be made stronger, smaller and lighter with significantly enhanced overall thermal, electrical and mechanical properties Product applications include a variety of end-use markets ss#038; computer Automotive electronics Magnetic & data storage Industrial components Aerospace & defense Appliance

Corporate Overview Beryllium is a key raw material in many of our products. It is stiffer than steel, lighter than aluminum and possesses other unique mechanical and thermal properties Precious metals and other metals are also an important part of our product mix Operate manufacturing, service and distribution facilities throughout the world

Investment Highlights Unique Status as Fully Integrated Provider of Beryllium-Containing Products Global Sales and Distribution Network Sales Based on End User Specifications Strong Value Proposition in Served Markets Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Leader in High Performance Engineered Materials Positive Long Term Market Trends Capacity to Support Profitable Market Growth Strategic Customer Relationships Significant Technical Capabilities High Barriers to Entry

Strategic Highlights Markets served offer strong, global organic growth Global market expansion adds to opportunities New products and new levels of service for new and existing markets adds to growth Niche oriented product offerings bring higher margins Augmenting product offerings via bolt on acquisitions provides additional growth and leverage High margins, significant capacity yield earnings leverage and strong cash flow Focus on operational excellence reduces cost, speeds delivery and raises fixed and working capital turns Strong balance sheet provides liquidity to support growth

First Half 2005 Ten consecutive quarters of sales growth Sales up 4% to $265 million Good, but not up to our expectations Weaker shipments to computer and telecom and in automotive limited our growth Down approximately 16% vs prior year Hurt margins by 3 pts Stronger conditions in other markets led to 4% growth Webb telescope Magnetic media, semiconductor and industrial components Solid new products progress Tangible progress continues in other areas Cash from working capital SG&A % down 1 pt Productivity gains Balance sheet continued to strengthen Debt down an additional $19 million Debt to debt plus equity dropped to below 20% Capacity to pay down debt further at year end

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Global Sales and Distribution Network Operations in the U.S. and seven foreign countries Significant recent expansion to China and Taiwan International sales are 34% and growing ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Japan Hong Kong UK Germany Philippines Taiwan

Sales Based on End User Specifications Component Fabrication Connector Manufacturing Sourcing Demand Generator Distribution Sales Marketing Brush Engineered Materials Specifications Products

Strong Value Proposition in Served Markets (Formability, Conductivity, Stress Relax) $ per Pound $0 $10 Performance Parameter High Low Traditional Copper- Beryllium Alloys 390 Brush 60 Alloy 174 CuNiSi HS Phos Bronze Phos Bronze Brass Brush Value Proposition Unique, high-performance materials Technical design capabilities Outstanding service Global marketing, sales and distribution Competitive Alloy Comparison Copper-beryllium alloys, while premium priced, provide best-in- class performance Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials.

Broad Metallurgical and Significant Technical Capabilities Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Strong end use markets Data storage Optical media Industry leading service and support Global sales and applications support "Best-in-class" response times Low-cost operations in Singapore, Taiwan and the Philippines Williams Advanced Materials also has broad capabilities in precious and non-precious metal fabrication Refining services Bonding centers Wireless / handsets Semiconductor

Global Leader in High Performance Engineered Materials Note: Total 2004 revenues were $496.3 million other 1% Microelectronics Group 39% Metal Sysyems Group 60% other 11% Appliance 7% Aerospace & Defense 10% Industrial Components 9% Magnetic and data Storage 10% Automotive 12% Telecommunications & computer 41% Handsets PDAs DVDs 2004 Revenue by Segment 2004 Revenue by Market Applications Routers Servers Connectors Plastic Molds X-Ray Windows Shielding Bushings Bearings Notebook Computers Lasers Switches Fine Wire Relays Thin Film Circuits

Metal Systems Group (2004 Sales: $296 million) 2004 Sales: $39.5 million Pure beryllium and aluminum-beryllium composites for high- performance applications, principally for aerospace and defense applications where stiffness, strength, lightweight, dimensional stability and reflectivity are critical 2004 Sales: $53.6 million Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications systems, computers and automotive electronics 2004 Sales: $202.9 million Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for industrial and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Technical Materials, Inc. (TMI) Beryllium Products Alloy Products

Microelectronics Group (2004 Sales: $196 million) Williams Advanced Materials (WAM) 2004 Sales: $165.7 million Precious metal and specialty alloys for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high-temperature braze materials and ultra fine wire Industries served include optical media, semi-conductor, data storage, performance film and wireless Electronic Products 2004 Sales: $29.9 million Products include beryllia ceramic materials, electronic packaging and thick-film circuitry Products designed to meet exacting performance requirements of target customers Industries served include wireless telecommunications, medical laser, aerospace, defense and automotive

Positive Global Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter and faster Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Growing opportunity for thin film physical vapor deposition (PVD) products in the LCD, data storage and semiconductor markets Spending and conditions in the telecommunications and computer market are improving Conditions are improving in the oil and gas, undersea and heavy equipment markets Brush generated YOY sales growth in ten consecutive quarters

Capacity to Support Profitable Market Growth $160 million invested between 1996 and 2001 Operating with significant available excess capacity Significant productivity gains in recent years Capital spending in 2002, 2003 and 2004 averaged $7 million per year, depreciation in 2004 was approximately $24 million Well-positioned to support rapid sales growth without significant incremental cash investment

Annual Revenue: Historical In 2001, the telecommunications and computer market declined; In 2003, our revenue growth began to return to historical rates 2000 2001 2002 2003 2004 2005F 564 473 373 401 496 530 600 500 400 300 200 100 0 Growth % 24% -16% -21% +8% +24% +4-8%

Annual Operating Profit (Loss) Compared to Revenue: Historical ($ in millions) While this revenue decline resulted in operating losses, on-going performance improvement initiatives added to profitability as revenue returned to historical levels 2000 2001 2002 2003 2004 O.P. Revenue $23 ($14) ($23) ($9) $25 $564 $473 $373 $401 $496 $10 $0 $20 $30 ($10) ($20) ($30) $600 $500 $400 $300 $200 $100 $0

Financial and Operational Initiatives Expanding and diversifying the revenue base to lower volatility New products New applications Improving margins through increased operating efficiency Six Sigma and Lean Manufacturing Reducing overhead costs Reducing debt Positioning for global market growth and economic recovery Improve quality, cost, speed and service Our on-going performance improvement initiatives are focused on five key areas New markets New geographies

Expand and Diversify Revenue Base New Products Alloy 390 - Telecom & Auto PM Plated Strip - Telecom & Auto Toughmet - Bushings & Bearings MoldMax XL - Plastic Molds Welded Tube - Oil & Gas Silver DVD Alloy (Silx) - DVD Visi-Lid - Telecom & Military New End Use Markets Alloy Heavy Equipment Oil & Gas Components Plastic Tooling WAM Semiconductors Data Storage Magnetic Media TFT / LCD New High-Growth Regions Singapore Taiwan Hong Kong Korea China BEM has aggressively worked to broaden its base with initiatives targeted at new products, new end use markets and new high- growth regions

Improve Margins Historical Gross Margin Trends Margin % Sales ($MM) Margins have improved through cost reduction and productivity improvement initiatives 2000 2001 2002 2003 2004 0.21 0.14 0.13 0.18 0.22 564 473 373 401 496 0% 5% 10% 15% 20% 25% $600 $500 $400 $300 $200 $100 $0

Increase Operating Efficiency Improved distribution inventory turns 29% Improved manufacturing inventory turns 16% Raised yields 7% Shipped 13% more pounds per manufacturing employee Reduce mill distribution operating cost by 3% Reduce strip rework by 28% Reduced unplanned equipment downtime 45% Improved safety performance by 40% Lean Manufacturing and Six Sigma initiatives enabled Brush's Alloy Products business to improve operational efficiency and reduce costs in 2003 and 2004

Reduce Debt Total Debt Total debt has fallen 55% from 2000 levels $12.4 $13.1 26% Off-Balance Sheet Leases $53.1 $72.5 $128.4 Balance Sheet Debt and AEP Lease 2Q05 2004 2000 ($ in millions) $65.5 $85.6 $146.3 Total Debt to Debt plus Equity 36% $17.9 19%

Beryllium Health and Safety Improved worker protection programs in place Rates of sensitization down among new workers CBD litigation claims have declined to 16 cases Strong focus on regulations related to beryllium exposure Brush has continued to make progress on issues related to beryllium health and safety

Quarterly Revenue: Historical ($ in millions) Brush generated YOY sales growth in ten consecutive quarters Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 143.9 147.2 145.5 128.2 106.2 92.4 89.6 100.8 93.5 89.6 99.5 101.8 94.2 105.6 125.9 128.6 128.8 116 130.4 134.7 2000 2001 2002 2003 2004 2005 160 150 140 130 120 110 90 80

2005 First Half Results and Outlook First Half Results ... hurt by weaker computer & telecom, automotive and defense markets. Helped by new product initiatives Second Half Outlook ... while automotive and defense remain uncertain, our other markets are gaining momentum Consumer electronics is strengthening Telecom infrastructure seems to be recovering from an inventory correction Magnetic media is healthy and growing Industrial components continues to strengthen

Investment Highlights Unique Status as Fully Integrated Provider of Beryllium-Containing Products Global Sales and Distribution Network Sales Based on End User Specifications Strong Value Proposition in Served Markets Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Leader in High Performance Engineered Materials Positive Long Term Market Trends Capacity to Support Profitable Market Growth Strategic Customer Relationships Significant Technical Capabilities High Barriers to Entry